Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
FEBRUARY, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.7668%



        Excess Protection Level
          3 Month Average  4.90%
          February, 1998  4.70%
          January, 1998  4.64%
          December, 1997  5.38%


        Cash Yield                                  16.74%


        Investor Charge Offs                        4.83%


        Base Rate                                   7.21%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $ 34,488,564,555.67


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,197,230,037.18